                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 1998


                             BANKNORTH GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                000-18173               03-0321189
       (State or other           (Commission            (IRS Employer
       jurisdiction of           File Number)         Identification No.)
       incorporation)


     Banknorth Group, Inc.
     300 Financial Plaza
     P.O. Box 5420
     Burlington, VT                                               05401-5420
     (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (802) 658-9959


                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

On December 31, 1998, Banknorth Group, Inc. ("Banknorth") and Evergreen Bancorp, Inc. ("Evergreen") consummated their previously announced merger (the "Merger"), in which Evergreen was merged with and into Banknorth. The Merger was effected pursuant to an Affiliation Agreement and Plan of Reorganization (the "Affiliation Agreement") and a related Agreement and Plan of Merger (the "Plan of Merger"), by and between Banknorth and Evergreen, both dated as of July 31, 1998. The Affiliation Agreement and the Plan of Merger were previously filed as Annexes I and II, respectively, to the Prospectus/Joint Proxy Statement included in Banknorth's Registration Statement on Form S-4 (No. 333-68237) filed on December 2, 1998.

The Merger was approved by the shareholders of Banknorth and Evergreen at special meetings held on December 31, 1998. Upon consummation of the Merger, each of Evergreen's 8,772,879 issued and outstanding shares of common stock, $3.33 1/3 par value per share, together with associated preferred share purchase rights, was converted into 0.9 shares of Banknorth common stock, $1.00 par value per share, together with associated preferred share purchase rights, and cash in lieu of fractional shares. After giving effect to the Merger, there were approximately 23,179,000 shares of Banknorth common stock issued and outstanding. Evergreen director and employee stock options outstanding immediately prior to the effective time of the Merger were converted into options to purchase Banknorth common stock, appropriately adjusted to reflect the Merger conversion ratio. The aggregate number of shares of Banknorth common stock issuable upon exercise of such converted stock options is approximately 432,955. The Merger was accounted for as a pooling of interests and was structured as a tax free reorganization.

George W. Dougan, the former Chairman, President and Chief Executive Officer of Evergreen, and two other former directors of Evergreen, Robert F. Flacke and Anthony J. Mashuta, have been appointed to the Board of Directors of Banknorth. In addition, Mr. Dougan has been appointed Vice Chairman of the Banknorth Board of Directors. The Banknorth By-laws were amended prior to the Merger to increase the number of directors from 14 to 17 in order to accommodate the new appointments.

Additional information regarding consummation of the Merger is contained in a press release filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements.

     (1) The audited consolidated financial statements of Evergreen as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, and the independent auditors' report thereon, previously included in Evergreen's Annual Report on Form 10-K for the year ended December 31, 1997, are hereby incorporated by reference.
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     (2) The unaudited consolidated interim financial statements of Evergreen as of September 30, 1998 and 1997 and for the nine month period then ended, previously included in Evergreen's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, are hereby incorporated by reference.

(b)  Pro Forma Financial Information.

     (1) The unaudited pro forma condensed combined income statements of Banknorth for the years ended December 31, 1997, 1996 and 1995, giving effect to the Merger under the pooling of interests method of accounting, were set forth on pages 75 and 78-82 of Banknorth's Prospectus/Joint Proxy Statement contained in its Registration Statement on Form S-4 (No. 333-68237) filed on December 2, 1998, and are hereby incorporated by reference.

     (2) The unaudited pro forma condensed combined balance sheet of Banknorth as of September 30, 1998 and the unaudited pro forma condensed combined income statement of Banknorth for the nine month period ended September 30, 1998, giving effect to the Merger under the pooling of interest method of accounting, were set forth on pages 75-77 of Banknorth's Prospectus/Joint Proxy Statement contained in its Registration Statement on Form S-4 (No. 333-68237) filed on December 2, 1998, and are incorporated herein by reference.

(c) Exhibits. The following exhibits are filed herewith or incorporated by reference as part of this report:

     2.1 Affiliation Agreement and Plan of Reorganization, dated as of July 31, 1998, between Banknorth and Evergreen, incorporated by reference to Annex I to the Prospectus/Joint Proxy Statement contained in the Registration Statement of Banknorth on Form S-4 (No. 333-68237), filed on December 2, 1998.

     2.2 Agreement and Plan of Merger, dated as of July 31, 1998, by and between Banknorth and Evergreen, incorporated by reference to Annex II to the Prospectus/Joint Proxy Statement contained in the Registration Statement of Banknorth on Form S-4 (No. 333-68237), filed on December 2, 1998.

    23.1  Consent of KPMG LLP, independent auditors to Evergreen.

    99.1  Press Release dated December 31, 1998.
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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANKNORTH GROUP, INC.

Date: January 15, 1999              By:   /s/ Thomas J. Pruitt
                                         ------------------------------
                                              Thomas J. Pruitt,
                                              Executive Vice President and
                                              Chief Financial Officer
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                                 EXHIBIT INDEX



2.1 Affiliation Agreement and Plan of Reorganization, dated as of July 31, 1998, between Banknorth and Evergreen, incorporated by reference to Annex I to the Prospectus/Joint Proxy Statement contained in the Registration Statement of Banknorth on Form S-4 (No. 333-68237), filed on December 2, 1998.

2.2 Agreement and Plan of Merger, dated as of July 31, 1998, by and between Banknorth and Evergreen, incorporated by reference to Annex II to the Prospectus/Joint Proxy Statement contained in the Registration Statement of Banknorth on Form S-4 (No. 333-68237), filed on December 2, 1998.

23.1  Consent of KPMG LLP, independent auditors to Evergreen.

99.1  Press Release dated December 31, 1998.